EXHIBIT 10.10

                                   ADDENDUM II
                       TO SPRINT PCS MANAGEMENT AGREEMENT

Manager:       Shenandoah Personal Communications Company,
               A Virginia corporation

Service Area:  Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTA
               Winchester, VA BTA
               Harrisonburg, VA BTA
               Washington, DC BTA (Jefferson County, WV only)
               Harrisburg, PBTA
               York-Hanover, PA BTA
               Altoona, PA BTA

            This Addendum II (this "Addendum"), dated as of August 31, 2000), contains certain additional and supplemental terms and provisions of that certain (a) Sprint PCS Management Agreement entered into as of November 5, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of November 5, 1999 (the Sprint PCS Management Agreement, as amended, being the "Management Agreement"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement and the Other Sprint Agreements. Except for express modification made in this Addendum, the Management Agreement and the Other Sprint Agreements continue in full force and effect.

            Capitalized terms used and not otherwise defined in this Addendum have the meaning ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

            The Management Agreement and the Other Sprint Agreements are modified as follows:

            1. Transfer of Spectrum. In the event that either (i) Sprint PCS puts the Disaggregated License to Manager pursuant to Section 11.6.2 of the Management Agreement or (ii) Manager purchases the Disaggregated License pursuant to Section 11.5.2 of the Management Agreement, then the NPA-NXXs listed on Exhibit A attached hereto, if then in use by Manager, will be transferred to Manager.

            2. Counterparts. This Addendum may be signed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


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            IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective authorized officers as of the date and year first above written.

                                        Sprint Spectrum L.P.

                                        By: /S/ Thomas E. Mateer
                                            ----------------------------
                                        Name: Thomas E. Mateer
                                        Title: Vice President - Affiliations


                                        WirelessCo, L.P.

                                        By: /S/ Thomas E. Mateer
                                            ----------------------------
                                        Name: Thomas E. Mateer
                                        Title: Vice President - Affiliations


                                        APC PCS, LLC

                                        By: /S/ Thomas E. Mateer
                                            ----------------------------
                                        Name: Thomas E. Mateer
                                        Title: Vice President - Affiliations


                                        PhillieCo, L.P.

                                        By: /S/ Thomas E. Mateer
                                            ----------------------------
                                        Name: Thomas E. Mateer
                                        Title: Vice President - Affiliations


                                        Sprint Communications Company L.P.

                                        By: /S/ Don A. Jensen
                                            ----------------------------
                                        Name: Don A. Jensen
                                        Title: Vice President - Law


                                        Shenandoah Personal
                                        Communications Company

                                        By: /S/ Christopher E. French
                                            ----------------------------
                                        Name: Christopher E. French
                                        Title: President


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                            Exhibit A to Addendum II
                       to Sprint PCS Management Agreement

            GSM Codes *             CDMA Codes        Location
            ----------------------------------        --------

            717-977                 717-404       Chambersburg, PA
            301-991                 301-992       Hagerstown, MD
            301-465                 301-462       Myersville, MD
            304-279                 304-283       Falling Waters, WV
            540-671                 540-683       Washington, VA
            540-664                 540-327       Winchester, VA
            540-335                 540-325       Edinburg, VA
            540-435                 540-560       Harrisonburg, VA
                                    717-421       Harrisburg, PA
                                    717-542       York, PA
                                    717-386       Carlisle, PA

            *     Customers assigned GSM Codes were converted to CDMA service.


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